Exhibit B
JOINT FILING AGREEMENT
     Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them.
Date: February 10, 2010

CHARLES F. DOLAN, individually, and as Trustee
of the Charles F. Dolan 2008 Grantor Retained
Annuity Trust #2, the Charles F. Dolan 2009
Grantor Retained Annuity Trust #1, the Charles
F. Dolan 2009 Grantor Retained Annuity Trust
#2, the Charles F. Dolan 2009 Grantor Retained
Annuity Trust #3, the Charles F. Dolan 2010
Grantor Retained Annuity Trust #1 and the
Charles F. Dolan 2009 Revocable Trust

By:	*

HELEN A. DOLAN, individually, and as Trustee
of the Helen A. Dolan 2009 Grantor Retained
Annuity Trust #1, the Helen A. Dolan 2009
Grantor Retained Annuity Trust #2, the Helen
A. Dolan 2010 Grantor Retained Annuity Trust
#1 and the Helen A. Dolan 2009 Revocable Trust

By:	*

JAMES L. DOLAN
By:	/s/ James L. Dolan

THOMAS C. DOLAN
By:	/s/ Thomas C. Dolan

PATRICK F. DOLAN
By:	*

KATHLEEN M. DOLAN, individually, and as a
Trustee of the Charles F. Dolan Children
Trusts FBO Kathleen M. Dolan, Deborah A.
Dolan-Sweeney, Marianne Dolan Weber, Patrick
F. Dolan, Thomas C. Dolan and James L. Dolan,
and as Trustee of the Charles Dolan 1989
Trust, the Ryan Dolan 1989 Trust and the Tara
Dolan 1989 Trust

By:	*

MARIANNE DOLAN WEBER
By:	*

DEBORAH A. DOLAN-SWEENEY
By:	*

LAWRENCE J. DOLAN, as a Trustee of the Charles F. Dolan 2009 Family Trusts
By:	*

DAVID M. DOLAN, as a Trustee of the Charles F. Dolan 2009 Family Trusts
By:	*

PAUL J. DOLAN, as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan
By:	*

MATTHEW J. DOLAN, as a Trustee of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and Charles F. Dolan Children Trust FBO Thomas C. Dolan
By:	*

MARY S. DOLAN, as a Trustee of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney and the Charles F. Dolan Children Trust FBO Patrick F. Dolan
By:	*

*By:	/s/ Brian G. Sweeney
Brian G. Sweeney
As Attorney-in-Fact

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